EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Peter  P.   Capaccio,   President  of  Harris   Insight   Funds  Trust  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 5, 2004       /S/ PETER P. CAPACCIO
         -------------       ---------------------
                             Peter P. Capaccio, President
                             (principal executive officer)


I, Thomas J. Ryan, Principal Financial and Accounting Officer of Harris Insight Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 5, 2004       /S/ THOMAS J. RYAN
         -------------       ------------------
                             Thomas J. Ryan, Principal Financial and Accounting
                                 Officer
                             (principal financial officer)